
==============================================================================================================================
HEADLANDS MORTGAGE                                        SERVICING CERTIFICATE
==============================================================================================================================

REVOLVING HOME EQUITY LOAN   LIBOR:                               5.62500%  Current Collection Period:        10-1-97 thru 10-31-97
ASSET-BACKED NOTES           Margin:                              0.18000%  P&S Agreement Date:                  8/1/97
SERIES 1997-1                Class A  Note Rate:                  5.80500%  Original Closing Date:              8/21/97
                             Class S  Note Rate:                  1.25000%  Distribution Date:                  11/17/97
                             Interest Period  10/15/97 thru
                             11/16/97:                               33     Record Date:                        11/16/97
                             Weighted Average Loan Rate:         11.00580%  Pool Factor:                      99.4319065%
                             Weighted Average Net Loan Rate:      9.04830%  Investor Floating Allocation       97.99967%
                                                                            %:IFAP
                                                                            Investor Fixed Allocation %:       98.00000%
                             Maximum Rate:                        9.04830%  Beginning Transferor Interest       2.00000%
                             Servicing Fee Rate:                  0.50000%  Spread Account Maximum 4%:        7,716,964.41
                             Premium Fee Rate:                    0.20000%  Required
                                                                            Overcollaterialization Amt:       2,893,861.66
                             Trustee Fee                          0.00750%  Certificateholders
                                                                            Subordinated Amt                  3,859,110.37
==============================================================================================================================
BALANCES
            Beginning Pool Balance                                                                             192,923,886.17
            Beginning Invested Amount                                                                          189,065,000.00
            Beginning Certificateholders Subordinated Principal Balance                                          4,299,213.28
            Beginning Class A Note Balance -- CUSIP                                                            188,624,897.09
            Beginning Class S (Notional Amount) -- CUSIP                                                       188,624,897.09
            Overcollateralization Amount                                                                         1,074,066.04
            Overcollateralization Loan Amount                                                                            0.00

            Ending Pool Balance                                                                                188,614,875.58
            Ending Invested Amount                                                                             189,065,000.00
            Ending Certificateholders Subordinated Principal Balance                                             4,933,176.41
            Certificateholders Subordinated Balance  (TSA)                                                       3,859,110.37
            Ending Class A Note Balance -- CUSIP                                                               187,990,933.96
            Ending Class S (Notional Amount) --                                                                187,990,933.96

            Additional Balances                                                                                  4,301,973.79

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                            0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                         0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                             0
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                          0.00
            Number of all Subsequent Mortgage Loans (Current Date)                                                        110
            Subsequent Mortgage Loan Asset Balance (Current Date)                                                4,308,569.63
            Cumulative Number of all Subsequent Mortgage Loans                                                            115
            Cumulative Subsequent Mortgage Loan Asset Balance                                                    4,682,011.12

            Beginning Loan Count                                                                                        5,105
            Ending Loan Count                                                                                           5,008

COLLECTION AMOUNTS

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     1      Aggregate of All Mortgage Collections (Gross)                                                       10,313,489.00
     2      Total Mortgage Interest Collections (Gross)                                                          1,702,504.62
            Servicing Fees (current collection period)                                                              80,384.95
            Deferred Interest Transfer  (DI)                                                                       306,053.13
         3a      Mortgage Principal Collections                                                                  8,610,984.38
         3b      Insurance Proceeds                                                                                      0.00
         3c      Net Liquidation Proceeds                                                                                0.00
     3      Total Mortgage Principal Collections                                                                 8,610,984.38
            Aggregate of Transfer Deposits                                                                               0.00
            Investor Loss Amount                                                                                         0.00
            Aggregate Investor Loss Reduction Amount                                                                     0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
            Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                           1,889,603.06
            Investor Principal Collections (zero available until end of funding period)                                  0.00
            Certificateholders Interest Collections                                                                 38,569.73
            Certificateholders Principal Collections                                                                     0.00

DISTRIBUTION AMOUNTS
            Class A Note Interest 5.01 (i)                                                                       1,003,720.23
            Unpaid Class A Note Interest Shortfall (current cycle) 5.01(i)                                               0.00
            Class S Note Interest 5.01 (ii)                                                                        216,132.69
            Unpaid Class S Note Interest Shortfall (current cycle) 5.01 (ii)                                             0.00
            Investor Loss Amount  5.01(iii)  Distribution to Funding Account during Funding Period                       0.00
            Previous Investor Loss Amount 5.01(iv)                                                                       0.00
            Monthly Insurance Premium 5.01(v)                                                                       34,581.23
            Credit Enhancer Reimbursement 5.01(vi)                                                                       0.00
            Accelerated Principal Distribution Amount 5.01(vii)                                                    633,963.13
            Spread Account Deposit 5.01(viii)                                                                            0.00
            Trustee Fee 5.01 (ix)                                                                                    1,205.77
            Payment to Servicer per Section 7.03 5.01 (x)                                                                0.00
            Deferred Interest 5.01 (xi)                                                                                  0.00
            Remaining Amount to Transferor 5.01 (xii)                                                                    0.00
            Total Noteholders Distribution Allocable to Interest                                                 1,889,603.06

            Maximum Principal Payment                                                                            8,438,764.69
            Alternative Principal Payment                                                                                0.00
            Guaranteed Principal Distribution Amount (afterTSA= zero)                                                    0.00
            Scheduled Principal Collection Payment                                                                       0.00
            Accelerated Principal Distribution Amount 5.01(vii)                                                    633,963.13
            Total Noteholders Distribution Allocable to Principal                                                  633,963.13

            Certificateholders Interest Collections                                                                 38,569.73
            Certificateholders  Interest Collections 5.01 (xii)                                                          0.00
            Certificateholders Principal Collections  Distribution to Funding Account during Funding
            Period                                                                                                       0.00
            Certificateholders Distribution Amount                                                                  38,569.73

     LOSSES/RETRANSFERS


            Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                     0.00
            Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                     0.00
            Interest Earned on Shortfall @ applicable Certificate Rate                                                   0.00
            Investor Loss Reduction Amount (From Previous Distributions)                                                 0.00

                 DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
            Total Class A Note Distribution Amount Allocable to Interest                                            5.3088633
            Total Class S Note Distribution Amount Allocable to Interest                                            1.1431661
            Unpaid Note Interest Shortfall Included in Current Distribution                                         0.0000000
            Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                         0.0000000

            Total Class A Noteholders Distribution Amount Allocable to Principal                                    3.3531491
            Scheduled Principal Collections Payment                                                                 0.0000000
            Accelerated Principal Distribution Amount                                                               3.3531491

            Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                             0.0000000
            Investor Loss Reduction Amounts after Current Distribution (carryover)                                  0.0000000

            Total Amount Distributed to Class A Noteholders                                                         8.6620123
            Total Amount Distributed to Class S Noteholders                                                         1.1431661
            Total Amount Distributed to Noteholders                                                                 9.8051784

            Credit Enhancement Draw Amount                                                                               0.00

                   DELINQUENCIES/FORECLOSURES
            Number of Mortgages 31 to 60 Days Delinquent                                                                   37
            Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                   1,337,784.20
            Number of Mortgages 61 to 90 Days Delinquent                                                                    2
            Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                      42,020.26
            Number of Mortgages 91 to 180 or more Days Delinquent                                                           1
            Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                             45,500.00
            Number of Mortgages 181 or more Days Delinquent                                                                 0
            Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                        0.00
            Number of Mortgage Loans in Foreclosure                                                                         2
            Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          121,721.52

            Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                    0.00
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                                        0.00
==============================================================================================================================

            Prior Month Ending Balance after Purchase of Subsequent Loans:                                             224.20
            Current Funding Accout Deposits:                                                                     4,309,010.58
            Withdrawal for Subsequent Loan Purchase:                                                           (4,308,569.63)
            Funding Account Ending Balance:                                                                            665.15
            Funding Account Earnings:                                                                                    0.90
            Funding Period:  From Closing Date thru the earlier of (a) 9/15/98 or (b) commencement of Rapid Amortization Period

            Beginning Spread Account Principal Balance: (total cash available to CapMAC)                           964,620.55
            Spread Account  Deposit (this distribution):                                                                 0.00

            Ending Spread Account Principal Balance: (total cash available to CapMAC)                              964,620.55

            Total Spread Account:                                                                                5,897,796.96
            Net Excess Spead:                                                                                          3.249%

            Deferred Interest Deposits:
            Deferred Interest Account Balance:                                                                       5,828.46

            OFFICER'S CERTIFICATE
            All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

            The Attached Servicing Certificate is true and correct in all material respects.

            -----------------------------------------------------

            A Servicing Officer    Debora M. Toso

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

=====================================================================================================================
HEADLANDS MORTGAGE                                          STATEMENT TO NOTEHOLDERS
=====================================================================================================================
REVOLVING HOME EQUITY LOAN  LIBOR:                          5.62500% Current Collection Period:   10-1-97 thru 10-31-97
ASSET-BACKED NOTES          Margin:                         0.18000% P&S Agreement Date:                      8/1/97
SERIES 1997-1               Class A  Note Rate:             5.80500% Original Closing Date:                  8/21/97
                            Class S  Note Rate:             1.25000% Distribution Date:                     11/17/97
                            Interest Period  10/15/97
                            thru 11/16/97:                        33 Record Date:                           11/16/97
                            Weighted Average Loan Rate:    11.00580% Investor Floating
                                                                     Allocation %:                         97.99967%
                            Weighted Average Net Loan
                            Rate:                           9.04830% Investor Fixed Allocation %:          98.00000%
                            Maximum Rate:                   9.04830% Pool Factor:                        99.4319065%
=====================================================================================================================

BALANCES
       Beginning Pool Balance                                                                         192,923,886.17
       Beginning Invested Amount                                                                      189,065,000.00
       Beginning Class A Note Balance  -- CUSIP                                                       188,624,897.09
       Beginning Class S Note Balance (Notional Amount) -- CUSIP                                      188,624,897.09

       Ending Pool Balance                                                                            188,614,875.58
       Ending Invested Amount                                                                         189,065,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,859,110.37
       Ending Class A Note Balance -- CUSIP                                                           187,990,933.96
       Ending Class S Note Balance (Notional Amount) -- CUSIP                                         187,990,933.96

       Additional Balances                                                                              4,301,973.79

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    110
       Subsequent Mortgage Loan Asset Balance (Current Date)
                                                                                                        4,308,569.63
       Cumulative Number of all Subsequent Mortgage Loans                                                        115
       Cumulative Subsequent Mortgage Loan Asset Balance
                                                                                                        4,682,011.12

       Beginning Loan Count
                                                                                                               5,105
       Ending Loan Count
                                                                                                               5,008

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount
                                                                                                        1,853,816.06

       Class A Note Interest
                                                                                                        1,003,720.23
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00

       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)          633,963.13
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                           1,637,683.36

       Class S Note Interest                                                                              216,132.69
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             216,132.69

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        5.3088633
       Total Class S Note Distribution Amount Allocable to Interest                                        1.1431661
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       3.3531491
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           3.3531491

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      8.6620123
       Total Amount Distributed to Class S Noteholder                                                      1.1431661
       Total Amount Distributed to Noteholders                                                             9.8051784

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 78,593.71



DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               37
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent
                                                                                                        1,337,784.20
       Number of Mortgages 61 to 90 Days Delinquent                                                                2
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent
                                                                                                           42,020.26
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       1
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent
                                                                                                           45,500.00

       Number of Mortgages 181 or more Days Delinquent                                                             0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00
       Number of Mortgage Loans in Foreclosure                                                                     2
       Aggregate Principal Balances of Mortgage Loans in Foreclosure
                                                                                                          121,721.52

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next
       Distribution                            LIBOR        5.68750%                                        5.86750%

=====================================================================================================================
       Spread Account Balance:
                                                                                                          964,620.55
       Spread Account Transfer to Collection Account:                                                           0.00
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